Dated 21st July, 1998


                          SLOUGH TRADING ESTATE LIMITED

                                     - to -

                                BOOKPAGES LIMITED

                                    - with -

                                AMAZON.COM, INC.

                                    - with -

                                 TREMCO LIMITED

                        ---------------------------------

                                      LEASE

                                Premises known as
                          Building 86/88 Bestobell Road
                         Trading Estate Slough Berkshire

                        ---------------------------------




                                NABARRO NATHANSON
                                  The Anchorage
                                34 Bridge Street
                                 Reading RGI ZLU

                              Ref: JD/TNP/S2884/465


                               Tel: 0118 950 4700
                                Fax: 01753 512768

1.       DEFINITIONS..........................................................1

2.       INTERPRETATION.......................................................2

3.       DEMISE...............................................................2

         3.1      Rent........................................................2

         3.2      Additional Rent.............................................3

4.       TENANT'S COYENANT....................................................3

         4.1      Payment of Rents............................................3

         4.2      Interest on late payments...................................3

         4.3      Payment of rates............................................3

         4.4      Exterior painting...........................................3

         4.5      Interior painting...........................................4

         4.6      Repair......................................................4

         4.7      Yielding Up.................................................4

         4.8      Reinstatement...............................................4

         4.9      Landlord's access...........................................5

         4.10     Default remedies of the Landlord............................5

         4.11     Signs and aerials...........................................5

         4.12     Use.........................................................5

         4.13     Nuisance....................................................5

         4.14     Estate Regulations..........................................6

         4.15     Estate Costs................................................6

         4.16     Acts prejudicial to insurance...............................6

         4.17     Safeguarding the Premises...................................7

         4.18     Planning Applications.......................................7

         4.19     Alterations.................................................7

         4.20     Statutory obligations.......................................7

         4.21     Alienataion.................................................8

         4.22     Registration of dealings...................................11

         4.23     Reletting and sale boards..................................11

         4.24     Costs of licenses and notices as to breach of covenant.....11

         4.25     Indemnity..................................................11

         4.26     VAT........................................................12

         4.27     Defects....................................................12

         4.28     Prohibited uses............................................12

5.       LANDLORD'S COVENANTS................................................12

         5.1      Quiet enjoyment............................................12

         5.2      Insurance..................................................12

6.       CONDITIONS..........................................................13

         6.1      Re-possession on Tenant's default..........................13

         6.2      Benefit of insurance and abatement of rent.................14

         6.3      Notices....................................................14

7.       RENT REVIEW.........................................................15

8.       SURETY..............................................................17

9.       CERTIFICATE.........................................................18

FIRST SCHEDULE...............................................................19

SECOND SCHEDULE..............................................................19

         PART 1..............................................................19

         PART 2..............................................................20

THIRD SCHEDULE...............................................................20

FOURTH SCHEDULE..............................................................22

--------------------------------------------------------------------------------

DATE OF THIS DEED:                                               21st July, 1998
--------------------------------------------------------------------------------

LANDLORD                                       SLOUGH TRADING ESTATE LIMITED

Registered Office                              234 Bath Road Slough SL1 4EE

Company Registration No.                       1184323
--------------------------------------------------------------------------------

TENANT                                         BOOKPAGES LIMITED

Registered Office                              Sterling House   20 Station Road

                                               Gerrards Buckinghameshire SL9 8EL

Company Registration No.                       03223028
--------------------------------------------------------------------------------

SURETY                                         AMAZON.COM, INC. a company
                                               registered in the state of
                                               Delaware United States of America
                                               whose principal executive office
                                               is at 1516 second Avenue Seattle
                                               Washington 98101 and TREMCO
                                               LIMITED (Company Registration No.
                                               2513111) whose registered office
                                               is at 86/88 Bestobel Road Slough
                                               Berkshire SL1 4SZ
--------------------------------------------------------------------------------

ESTATE The area from time to time comprising the Landlord's estate known as Trading Estate Slough Berkshire of which the premises form part
--------------------------------------------------------------------------------

PREMISES The land and building described on the First Schedule and known as Building 86/88 Bestobell Road Trading Estate Slough edged red on the Plan
--------------------------------------------------------------------------------

COMMENCEMENT DATE                                                21st July, 1998
--------------------------------------------------------------------------------

TERM A term of years commencing on the Commencement Date and expiring at midnight on 20th November 2008
--------------------------------------------------------------------------------

RENT COMMENCEMENT DATE                                           21st July, 1998

--------------------------------------------------------------------------------

RENT                                           (pound)338,500 per annum subject
                                               to review as provided in this
                                               Lease
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REVIEW DATE                                                   20TH November 2003


PERMITTED USE                                  use for the storage and
                                               distribution of books together
                                               with ancillary offices and/or
                                               such other purpose within Class
                                               B1 and/or B2 and/or B8 of the
                                               Schedule to the Town and Country
                                               Planning (Use Classes) Order 1987
                                               (as amended or replaced from time
                                               to time) as the Landlord may
                                               first approve in writing (such
                                               approval not to be unreasonably
                                               withheld or delayed)

--------------------------------------------------------------------------------

THIS LEASE is made on the date and between the parties stated in the Particulars WITNESSES as follows:

1.       DEFINITIONS

         In this Lease the following expressions have the meanings indicated:

         the "ACT"

                  means the Landlord and Tenant (Covenants) Act 1995

         "AUTHORISED GUARANTEE AGREEMENT"

                  has the meaning defined in and for the purposes of Section 16 of the Act and the form of such Agreement shall be as reasonably required by the Landlord but subject always to that permitted by the Act

         "CONDUCTING MEDIA"

                  all sewers drains pipes wires watercourses subways cables apparatus conduits and any other media or works for the conduct or transmission of any service matter or material

         "FULL REINSTATEMENT VALUE"

                  the costs (including demolition professional fees and any value added tax payable) which would properly and reasonably be likely to be incurred in carrying out repair or reinstatement in accordance with the requirements of this Lease at the time when such repair or reinstatement is likely to take place having regard to current building techniques and materials

         "INSURED RISKS"

                  fires lightning earthquake explosion aircraft riot storm tempest flood burst pipes malicious damage and impact damage and such other insurable risks and on such terms and subject to such exclusions as the Landlord may from time to time consider reasonably necessary but excluding any risks which the landlord shall decide from time to time not to include in any policy (whether on the grounds of unavailability of insurance cover for that risk or otherwise) but so that the Landlord shall give at least twenty-eight days' prior notice in writing to the Tenant of any risk ceasing to be covered by any policy

         "LOSS OF RENT"

                  the loss of the rent first reserved by clause 3 for such period (being not more than three years) as may reasonably be required by the Landlord from time to time having regard to the likely period required for reinstatement in the event of both partial and total destruction and in reasonable amount which would take into account potential increases of rent in accordance with clause 7

         "PLAN"

                  the plan annexed hereto

         "PLANNING ACTS"

                  includes the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 and the Planning (Consequential Provisions) Act 1990

         "PRESCRIBED RATE"

                  three per centum above the Base Rate of National Westminster Bank PLC from time to time (or such other clearing bank as the Landlord shall nominate) or (if such rate shall cease to be published) such other reasonable or comparable rate as the Landlord shall from time to time designate

2.       INTERPRETATION

2.1 The expressions "the Landlord" and "the Tenant" shall wherever so admits include their respective successors in title and assigns

2.2 Where the Tenant or the Surety (if any) for the time being are two or more persons the terms "the Tenant" or "the Surety" (if any) include the plural number and obligations expressed or implied to be made by such party are deemed to be made by such persons jointly and each of them severally

2.3 Words importing one finder include all other genders and words importing the singular include the plural and vice versa

2.4 References in this Lease m arty statute or legislation (whether specific or general), include any other statute or legislation replacing amending or supplementing the same and any orders regulations by-laws notices permissions approvals or consents thereunder

3.       DEMISE

         The Landlord demises to the Tenant the Premises together with the Rights referred to in Part 1 of the Second Schedule but subject to the Exceptions and Reservations referred to in Part 2 of the Second Schedule to hold to the Tenant for the Term starting on the Commencement Date yielding and paying therefor during the Term

3.1      RENT

         yearly the Rent and all increases arising from any review pursuant to the provisions in this lease for the review of rent to be paid without any deduction or set-off by equal quarterly payments in advance on the Twenty-fifth day of March the Twenty-fourth day of June the Twenty-ninth day of September and the Twenty-fifth day of December in every year the first payment for the period from and including the Rent Commencement Date up to and including the day immediately preceding the quarter day next after such date to be made on the Rent Commencement Date

3.2      ADDITIONAL RENT

         as additional rent first such amounts (if any) are referred to in clause 4.15 to be paid as there stated and recoverable by distress in the same way as rent in arrear and secondly a sum or sums of money equal to the expertise incurred by the Landlord in effecting or maintaining insurance in accordance with clause 5.2 (including any increased premium payable in respect of the Premises or any neighboring property owned by the Landlord by reasons of any act of omission by (or permitted by ) the Tenant or an undertenant) as the Landlord shall from time to time effect such insurance for the Landlord's benefit in the Full Reinstatement Value against the Insured Risks and the Loss of Rent such sum or sums to be paid within 7 days of demand

4.       TENANT'S COYENANT

         The Tenant covenants with the Landlord as follows:

4.1      PAYMENT OF RENTS

         To pay the respective rents and sums of money reserved and made payable at the times and in the manner in which the same are set out or referred to in clause 3 without any deduction or set off and to make ail such payments to the to the Landlord on the due date through the Tenant's bankers by the direct debit system

4.2      INTEREST ON LATE PAYMENTS

         If the Tenant shall fail to pay any rents or any other sum payable under this Lease within 7 days when the same is due(whether formally demanded or not) to pay to the Landlord as additional rent (but without prejudice to any other rights of the Landlord including those under clause 6) interest on all such rents or other sums from the due date for payment until the date actually paid at the Prescribed Rate current at such due date and any such interest shall be recoverable by the Landlord as rent in arrear

4.3      PAYMENT OF RATES

4.3.1 To pay and indemnify the Landlord against all existing and future rates or other outgoings whatsoever imposed or charged upon the Premises or upon the owner or occupier in respect of the Premises

4.3.2 To pay and be responsible for all electricity gas and other services to the Premises

4.4      EXTERIOR PAINTING

         In every third year and in the last year of the Term (but so that the Tenant shall not be obliged by the aforementioned to decorate and/or to carry out the following obligations more than once in every two year period) to prepare and paint the outside of the building erected on the Premises where usually or previously so painted in a good and workmanlike manner and otherwise property to clean treat and decorate other parts of the outside of the said building as the same ought to be cleaned treated and decorated (such painting and decorating if different from the then existing colour scheme to be carried out in colours and patterns first approved in writing by the Landlord) and whenever necessary to renew or replace all seals and mastics

4.5      INTERIOR PAINTING

         In every fifth year and in the last year of the Term to prepare and paint all the interior of the said building where usually or previously so painted in a good and workmanlike manner (all such painting in the last year of the Term if different from the then colour scheme to be carried out in colours and patterns first approved in writing, by the Landlord (such approval not to be unreasonably withheld or delayed))

4.6      REPAIR

4.6.1 Well and substantially to repair and maintain the premises and the walls fences roads and Conducting Media in on or under the Premises (damage by any of the Insured Risks excepted unless the insurance moneys are withheld in whole or in part or the policy avoided by reason of any act or omission on the part of the Tenant or any undertenant or any employee contractor or invitee of either or them) and at all times to keep the same in good and substantial repair and condition and so repaired cleaned painted and maintained and further to keep all parts of the Premises clean and tidy and free from rubbish and waste materials

4.6.2 Within 12 months of the date of this Lease (time being of the essence) to carry out to the reasonable satisfaction of the Landlord the making good of all wants or repair to the Premises as marked with an asterisk in the Schedule f Dilapidations annexed: hereto and in the event that the works are not completed within the aforesaid period or to the reasonable satisfaction of the Landlord the Landlord shall have the right to enter the Premises to carry out such of the works not completed as aforesaid in accordance with the provisions of clause 4.10 of this Lease

4.6.3 Without prejudice to clause 4.6.1 to execute all necessary works no later than the expiration of the Term to remedy all the wants of repair and works relating to reinstatement specified in the said Schedule of Dilapidation as are not marked with an asterisk

4.6.4 Subject to clause 4.6.5 to keep such part of the Premises (if any) as is hatched green on the plan annexed hereto as well-maintained landscaped areas and in accordance with any general scheme for the Estate from time to time reasonably implemented by the Landlord

4.6.5 If the Landlord so requires at any time or from time to time not to do the things referred to in clause 4.6.4 (or such of them as may be notified to the Tenant) but instead to pay to the Landlord on demand the proper and reasonable costs incurred by the Landlord in doing so.

4.7      YIELDING UP

         At the expiration or sooner determination of the Term to yield up the Premises consistent with due compliance by the Tenant with its obligations under this Lead and to remove such tenant's trade fixtures and fittings and any signs erected by or at the insurance of the Tenant making good any drainage caused by such removal

4.8      REINSTATEMENT

4.8.1 Three months before the expiry or sooner determination of the Term (unless and/or to the extent otherwise required in

4.8.2 All such works shall be carried out to the reasonable satisfaction of the Landlord and the Tenant shall apply for any necessary planning permission or approval which may be required under the Planning Acts or other legislation

4.9      LANDLORD'S ACCESS

         On at least 48 hours prior written notice given to the Tenant (save that no notice shall be required in an emergency) to permit the Landlord or its agents at all times during the Term during reasonable hours in the day (or at any time in the case of emergency) with or without workmen and others to enter the Premises for the purpose of ascertaining that the covenants and conditions of this Lease have been performed and observed by the Tenant and examining the state of repair and condition of the Premises or for the purpose of taking inventories of the Landlord's fixtures or of carrying out works on the adjoining property of and owned by the Landlord and of exercising any of the Exceptions and Reservations referred to in Part 2 of the Second Schedule

4.10     DEFAULT REMEDIES OF THE LANDLORD

         If within three months after service of a notice from the Landlord requiring the Tenant to remedy any breach of covenant relating to the state of repair or condition of the Premises or otherwise to the carrying out of any works or actions (or earlier in case of emergency) the Tenant shall not have completed such works or actions then to permit the Landlord to enter upon the Premises and execute all or any such works or actions and the Landlord's proper and reasonable costs and expenses (including the Landlords surveyors and other professional fees in connection therewith) together with interest thereon at the Prescribed Rate current at the date three months after service of such notice for the period from that date to the date of payment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable as rent in arrear

4.11     SIGNS AND AERIALS

         Not to erect any pole mast or aerial or satellite dish or erect or display any sign noticeboard or advertisement on any part of the Premises except a sign approved by the Landlord indicating the name of the Tenant in a position approved by the Landlord any such approval to be in writing.

4.12     USE

4.12.1 Not to use the Premises or any part thereof otherwise than for the Permitted Use and not at any time to store anything on any part of the Premises outside the building erected thereon

4.12.2 To use only for the parking of vehicles those parts of the Premises designated for such purpose

4.13     NUISANCE

4.13.1 Not to use the Premises or any part of them for any illegal purpose not to carry out on or from the Premises any noisy noxious dangerous or offensive act activity or business nor anything which may be or become a nuisance damage annoyance or inconvenience to the Landlord or any of its tenants or the occupiers of any premises in the neighbourhood and in particular not to do or permit to be done anything which might cause electronic or radio interference with any adjoining or neighbouring premises

4.13.2 Not to do anything which would or might lead to any contamination of the Premises or pollution of the environment or lead to the pollution obstruction damaging or overloading of the Conducting Media and to carry out (or at the Landlord's election to pay to the Landlord the proper and reasonable costs and fees of carrying out) all works necessary to remedy the contamination or pollution or to remove the source of the contamination or pollution but so that the Tenant shall not be liable hereunder and/or obliged to comply with the aforementioned in respect of any such contamination and/or pollution caused to and/or arising at the Premises on or before the date hereof

4.13.3 Where the Tenant has failed to observe any of the obligations in this clause 4.13 to pay to the Landlord the proper and reasonable costs incurred by it in obtaining such reports as the Landlord may reasonably require to establish what damage or harm may have been caused to the Premises or other property of the Landlord and the remedial cleaning or other works necessary

4.13.4 Not to discharge or allow to enter into any underground or other waters any poisonous noxious or harmful effluent liquid or substance

4.14     ESTATE REGULATIONS

         To observe such reasonable regulations as may from time to time be made by the Landlord in writing for the purposes of good estate management and of which at least twenty-eight days prior written notification has been given to the Tenant by the Landlord

4.15     ESTATE COSTS

         To pay to the Landlord from time to time upon demand a proper fair and reasonable proportion (as certified conclusively (save in the case of manifest error) by the Landlord's surveyor to be proper fair and reasonable) of the costs (similarly certified) of the management of the Estate including (without limitation to the generosity of the aforesaid) the upkeep of any landscaped areas and roadways included therein the reasonable and proper fees of the Landlord of or the Landlord's managing agents and including any costs properly and reasonably anticipated by the Landlord to be incurred by the Landlord in the future (but not in respect of a period exceeding one year in advance) in respect of any of the matters referred to in this sub-clause

4.16     ACTS PREJUDICIAL TO INSURANCE

4.16.1 Not to do anything as a result of which any policy of insurance against damaged to the Premises or to any neighbouring premises may be prejudiced or payment of the policy moneys may be withheld in whole or in part or whereby the rate of premium in respect of any such insurance may be increased and to give notice to the Landlord without delay upon the happening of any event which might affect any insurance policy relating to the Premises.

4.16.2 In relation to the insurance effected by the Landlord in respect of the Premises to pay to the Landlord any excess required by the insurers or the Landlord on demand by the Landlord following any damage or destruction by any Insured Risks where such excess would be applicable to any claim in respect of such damage or destruction

4.17     SAFEGUARDING THE PREMISES

4.17.1 With respect to fire precautions and safeguarding the Premises against damage by any of the Insured Risks or otherwise to comply with all requirements and written reasonable and proper recommendations of the insurers of the Premises of which at least twenty-eight days prior written notification has been given by the Landlord to the Tenant or the relevant insurance brokers or of the fire brigade or local authority

4.17.2 Not to store or bring on to or allow to remain on the Premises any article substance or liquid of a specially combustible inflammable or explosive nature or which may be a source of contamination

4.17.3 To give written notice to the Landlord upon the Tenant becoming aware of the occurrence of any contamination of the Premises and also upon the Tenant becoming aware of the occurrence of any pollution of the environment in breach of any legislative provision caused by any use of or action or activity on the Premises

4.18     PLANNING APPLICATIONS

         Not without the prior written consent of the Landlord to make any application for any consent under the Planning Acts but if such application is for consent to do anything which the Tenant is permitted to do under this Lease (for which the approval of the Landlord is first required) and the Landlord has approve that thing such consent shall not be unreasonably withheld of delayed

4.19     ALTERATIONS

         Not to erect or place any new building or structure whatsoever on the Premises (including any temporary or moveable building or structure) or make any alteration whether structural or otherwise or any addition to the Premises or to the building erected thereon or to any buildings which may be erected on the Premises Provided that the Tenant may make non structural alternations to the interior of the building erected on the Premises subject to obtaining the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed PROVIDED that the Tenant may without such aforementioned consent from the Landlord install erect place remove and/or dismantle internal demountable non-structural partitioning in whole or in part or parts to the office part of the Premises

4.20     STATUTORY OBLIGATIONS

4.20.1 At the Tenant's expense to comply in all respects with the provisions of all statutes and legislation (whether now or subsequently in force) affecting or applicable to the Premises or their use and without delay to give notice to the Landlord of any notice direction or order made by any local or competent authority

4.20.2 The Tenant shall maintain a health and safety file for any works carried out to the Premises and shall comply with the Construction (Design and Management) Regulations 1994 in respect thereof and provide to the Landlord upon reasonable request a copy of such file

4.20.3 Upon any assignment or underlease permitted by this Lease to supply to the assignee or sub-tenant any health and safety files and/or operating manuals

4.21     ALIENATAION

4.21.1 Not to assign underlet (save as provided in clause 4.21.3 hereof) share or part with the possession or occupation of any part of the Premises nor to permit any such dealing under a permitted underlease

4.21.2 Not to hold or occupy the Premises or any part as nominee trustee or agent or otherwise for the benefit of any other person

4.21.3 Not to assign or underlet the whole of the Premises or to underlet the whole of Unit 86 and/or the whole of Unit 87 and/or the whole of Unit 88 Bestobell Road and associated car parking spaces without the prior consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed where the provisions hereinafter contained are satisfied)

4.21.4 It is agreed that the Landlord will not be deemed to be unreasonable in withholding and/or delaying consent to a proposed assignment of the whole of the Premises if it is withheld on the ground (and it is the case) that one or more of the circumstances mentioned below exist (whether or not such withholding is solely on such ground or on that ground together with other grounds):

         (a) that in the reasonable and proper opinion of the Landlord the effect of the proposed assignment upon the value of the Landlord's reversionary interest in the Premises would be to diminish or otherwise adversely affect such value

         (b) that in the reasonable and proper opinion of the Landlord the effect of the assignment would mean that there is a reduced likelihood of the tenant's covenants and obligations in this Lease being fulfilled

         (c) that the proposed assignee is an associated company of the Tenant

         (d) that the Surety has not agreed on any assignment to enter into a deed of guarantee in respect of the obligations on the part of the Tenant contained in an Authorised Guarantee Agreement entered into pursuant to clause 6.21.5 or the assignee's performance of the Tenant Covenants (as defined in Section 28 of the Act) in this Lease in such form of Deed as the Landlord may reasonably require but to include obligations on the part of the Surety similar to those on the part of the Tenant set out in clause 4.21.5(a)(i)-(iii)

4.21.5   On any assignment:

         (a) the Tenant will enter into an Authorized Guarantee Agreement which will be in such form as permitted by and in accordance with Section 16 of the Act and be prepared by or on behalf of the Landlord and at the proper and reasonable cost of the Tenant and under which the Tenant will agree (inter alia) with the Landlord:-

                  (i) that it is liable as sole or principal debtor in respect of all obligations to be owed by the assignee under the Tenant Covenants (as defined in section 28 of the Act) in this Lease and

                  (ii) to be liable as guarantor in respect of the assignee's performance of the Tenant Covenants (as above defined) in this Lease (provided that such liability shall be no more onerous than the liability to which the assignor would be subject in the event of it being liable as sole or principal debtor in respect of the obligations owed by the assignee under the Tenant Covenants)

                  (iii) in the event of this Lease being disclaimed by a liquidator or trustee in bankruptcy of the assignee if so requested in writing by the Landlord within six calendar months of such disclaimer to enter into a new lease of the Premises the term of which shall expire simultaneously with the date upon which (but for any disclaimer) this Lease would have expired by efflucion of time (and not by any other means) and the Tenant's Covenants shall be identical to (mutatis mutandis) but in any event no more onerous than the Tenant Covenants in this Lease

         (b) If the Landlord reasonably so requires in the circumstances to obtain up to two acceptable guarantors for any person to whom this Lease is to be assigned who will covenant with the Landlord on the terms (mutatis mutandis) set out in the Third Schedule

         (c) If the Landlord reasonably so requires in the circumstances the proposed assignee will prior to the assignment enter into such reasonable rent deposit arrangement and/or provide such additional security for the performance by the proposed assignee of its obligations under this Lease as the Landlord may reasonably require

         (d) the proposed assignee shall enter into a covenant with the Landlord to pay the rents reserved by and perform and observe the covenants on the part of the Tenant contained in this Lease for the period that this Lease is vested in the proposed assignee

4.21.6 Clauses 4.21.4 and 4.21.5 shall operate without prejudice to the right of the Landlord to refuse such consent on any other ground or grounds or to impose further conditions where such refusal or such imposition would be reasonable in the circumstances

4.21.7 Not to underlet the whole of the Premises or the parts thereof referred in clause 4.21.3 without the prior consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) otherwise than at a rent which is not less than the open market rental value of the Premises (being in any event not less than the rent then payable under this Lease or a due and proper proportion thereof in respect of an underletting of a part or parts of the Premises) without a fine or premium and with provision for upwards only rent reviews coinciding with the reviews under this Lease and in other respects with substantially materially the same covenants and conditions as are contained in this Lease unless otherwise agreed by the Landlord

4.21.8 Not to vary the terms of any underlease permitted under clause 4.21.7 without the Landlord's written consent (such consent not to be unreasonably withheld or delayed provided such variation does not constitute a variation to this Lease) and throughout the term of any underlease to require the undertenant to perform and observe the Tenant's covenants (except as to the payment of rent) and the conditions contained in this Lease

4.21.9 The Landlord may as a condition for giving its consent for any permitted underletting require the proposed underlease to enter into a direct covenant with the Landlord to perform and observe the Tenant's covenants (except as to payment of rent) and the conditions contained in this Lease during the period that the proposed underlease is vested in the proposed underlessee

4.21.10 Upon the Landlord consent to an underletting of the Premises procure that the underlessee covenants with the Landlord:

         (a) Not to assign (or agree to do so) any part of the Premises (as distinct from the whole) and not to underlet or share or (save by way of an assignment of the whole) part with possession of or permit any person to occupy the whole or any part of the Premises and

         (b) Not to assign (or agree to do so) the whole of the Premises without the prior consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed)

4.21.11 To notify the Landlord in writing with relevant details within twenty eight days of any rent payable under an underlease being reviewed

4.21.12 Not to grant any underlease of a part or parts of the Premises without first obtaining an Order of the Court under the provisions of Section 38(4) of the Landlord and Tenant Act 1954 (as amended) and an agreement between the parties to the proposed underlease pursuant to such Order that the provisions of Section 24-28 of that Act be excluded in relation to such underlease

4.21.13  In the event that any circumstances or conditions specified in clauses
         4.21.4 and 4.21.5 above are framed by reference to any matter failing to be determined by the Landlord (or by any other person) if the Tenant disputes such determination then either the Landlord or the Tenant shall be entitled to require the matter or matters in question to be referred to an independent expert who in the absence of agreements between the parties shall be appointed on the application of either party by the President of the Royal Institution of Chartered Surveyors and the determination of such independent expert shall be conclusive as to the matter or matters in question and shall be final and binding on the parties and his costs shall be met by the parties in such proportions as the independent expert shall determine

4.21.14 The Tenant shall be entitled without obtaining any consent from the Landlord to permit another company or companies (in this clause 4.21.14 called "a Company") to occupy as licensee part or parts of the Premises if and so long as that Company is a member of the same group of companies as the subsidiary or the holding company or a company who has the same holding company as the Tenant (the terms subsidiary and holding company as being defined in accordance with Section 736 of the Companies Act 1985) and the conditions set out in the remainder of this clause 4.21.14 continue to be fulfilled

         (a) No relationship of landlord and tenant shall arise out of such occupation

         (b) Written notice shall be given to the Landlord no later than 14 days after such occupation commences

                  (i)      as of the identity of such company

                  (ii)     as to how clause 4.12.14 is satisfied and

                  (iii)    of the part of the Premises concerned

         (c) The Tenant shall provide such evidence as the Landlord may reasonably require from time to time to satisfy itself that the relationship of Landlord and Tenant does not arise or has not arisen out of such occupation

4.21.15 The Tenant indemnifies the Landlord against all losses damages costs and expenses suffered or incurred by the Landlord as a result of any breach by the Tenant of the provisions of clause 4.21.14.

4.22     REGISTRATION OF DEALINGS

         Within one month after the execution of any assignment or underlease permitted under this Lease or any assignment of such underlease or after any devolution by will or otherwise of the Term or after any other dealing with this Lease to supply a certified copy of the deed or instrument effecting the same to the Landlord and to pay such reasonable fee as the Landlord may require for registration

4.23     RELETTING AND SALE BOARDS

         To permit the Landlord or its agents to enter upon the Premises and to affix upon any suitable part a notice board for reletting or selling the same but not as to interfere with the Tenant's use of and/or access to the Premises and/or the business carried on there and not to remove or obscure the same and to permit all persons authorised in writing by the Landlord or its agents to view the Premises during usual business hours in the daytime on weekdays only

4.24     COSTS OF LICENSES AND NOTICES AS TO BREACH OF COVENANT

         To pay on demand and indemnify the Landlord against all proper and reasonable costs charges and expenses (including professional fees) incurred by the Landlord arising out of or incidental to any application made by the Tenant for any consent or approval of the Landlord except where such consent has been unreasonably withheld or delayed or any breach of the Tenant's covenants or the preparation and service of a schedule or interim schedule of dilapidations or any notice which the Landlord may serve on the Tenant whether served before or after the determination of this Lease (including a notice under Section 146 of the Law of Property Act 1925) requiring the Tenant to remedy any breach of any of its covenants or arising out of or in connection with any proceedings referred to in sections 146 or 147 of that Act notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court

4.25     INDEMNITY

         To be responsible for and to indemnify the Landlord against:

4.25.1 all damages loss or injury occasioned to the Premises or any adjoining premises or to any Conducting Media or to any person or chattel (whether or not upon the Premises) caused by any act default or negligence of the Tenant or any undertenant or the servants agents licensees or invitees or either of them or by reason of any defect in the Premises and

4.25.2 all proper and reasonable losses damages costs expenses claims and proceedings properly and reasonably incurred by or made against the Landlord arising out of any breach by the Tenant of any of its obligations arising by virtue of this Lease

4.26     VAT

         To pay to the Landlord upon demand any value added tax chargeable upon

4.26.1 any supply made by the Landlord to the Tenant pursuant to this Lease so that all consideration for any such supply is exclusive of value added tax

4.26.2 any supply (whether made to the Landlord or to a third person) where pursuant to this Lease the Tenant is required to pay to the Landlord any sum in respect of any costs fees expenses or other expenditure or liability (or whatever nature) in connection with that supply except to the extent that any such value added tax may be recoverable by the Landlord from H.M. Customs and Excise

4.27     DEFECTS

         To inform the Landlord without delay in writing upon the Tenant becoming aware of any defect in the Premises which might give rise to a duty imposed by ________ law or statue on the Landlord and to indemnify the Landlord against all actions costs claims and liabilities suffered or incurred by or made against the Landlord in respect of the Premises under the Defective Premises Act of 1972

4.28     PROHIBITED USES

         Not to use or carry out of the Premises or any part thereof any electroplating panel beating or spray painting

5.       LANDLORD'S COVENANTS

         The Landlord covenants with the Tenant and (in respect of clause 5.3 with Tremco Limited) (but so that no liability shall attach to the Landlord in respect of any breach by the Landlord of its obligations under this Lease after the reversion immediately expectant on the determination of the Term has cased to be vested in the Landlord):

5.1      QUIET ENJOYMENT

         That the Tenant performing and observing the covenants conditions and agreements contained in this Lease shall and may peaceably and quietly hold and enjoy the Premises during the Term without any lawful interruption or disturbance by the Landlord or any person rightfully claiming through or under it

5.2      INSURANCE

         At all times during the Term to keep the Premises insured for the Landlord's benefit in the Full Reinstatement Value against the Insured Risks and if the Premises are damaged or destroyed by any of the Insured Risks the Landlord will subject the provisions of clause 5.2.2 hereof with all convenient and practicable speed apply for and apply all insurance proceeds (other than those relating to Loss of Rent) received in respect thereof in the repair and/or reinstatement and/or rebuilding of the Premises using such materials as are then appropriate subject to all necessary consents and licenses being obtained

         PROVIDED THAT:

5.2.1 the Landlord's obligations under this covenant shall cease if the insurance shall be rendered void or voidable or the policy moneys withheld in whole or in party by reason of any act or default of the Tenant or any undertenant or any of their respective employees, contractors, licensees or invitees

5.2.2 if the Premises are destroyed or so seriously damaged by any insured Risk as to require (in the proper and reasonable opinion of the Landlord's surveyor whose decision shall be final and binding upon the parties) substantial reconstruction then the Landlord may at any time within six months of the paid damage or destruction give one months' notice in writing to determine this Lease and immediately upon the expiry of that notice this demise shall determine but without prejudice to the rights and remedies of any party against any other in respect of any antecedent claim or breach of covenant and al insurance money shall be the absolute property of the Landlord

5.2.3 if the Premises following any destruction or damage shall not have been repaired, reinstated or replaced in accordance with the foregoing covenants so as to render the Premises fit for occupation or use within a period of two years eleven months from the date of destruction or damage the Tenant may thereafter by giving one month's notice in writing determine this lease but without prejudice to the rights of either party in respect of any antecedent claim or breach of covenant and all insurance money shall be the absolute property of the Landlord

5.3 Upon receiving written request from Tremco Limited to inform in writing Tremco Limited if the Tenant is in arrears of any payment of money due to the Landlord under this Lease or if the Landlord in the reasonable opinion of the Landlord considers the Tenant to be in breach of any of the other covenants of this Lease and in both cases to provide such information within a reasonable time of receiving such written request but such request shall not imply upon the Landlord any obligations to inspect the Premises to ascertain whether or not any breaches of covenant have occurred.

6.       CONDITIONS

         Provided always and its hereby agreed and declared as follows:

6.1      RE-POSSESSION ON TENANT'S DEFAULT

         If at any time during the Term:

6.1.1 the rents reserved by this lease or any of them or any part of them shall be in arrears for twenty eight days after the same shall have become due (whether legally demanded or not) or

6.1.2 the Tenant shall at any time fail or neglect to perform or observe any of the covenants, conditions or agreements on its part to be performed and observed contained in this Lease or in any license approval or consent given by the Landlord to the Tenant in relation to the Premises or in any other deed supplement to this Lease or by which this Lease may be varied

6.1.3 The Tenant either shall (being a corporation) have an application made for an administration order (whether or not at its instance) or enter into liquidation whether compulsory or voluntary (not being a voluntary liquidation for the purpose of reconstruction only) or (being an individual) become bankrupt or

6.1.4 the Tenant shall make any arrangement or composition with creditors or suffer any distress or execution to be levied on property of the Tenant or have an encumbrance take possession or a receiver appointed in respect of the same

6.1.5 then and in any such case it shall be lawful for the Landlord (or any person or persons duly authorised by it in that behalf) to re-enter into or upon the Premises and thereupon the Term shall absolutely cease and determine but without prejudice to the rights and remedies of the Landlord in respect of any antecedent breach by the Tenant of any of the covenants, conditions or agreements contained in this Lease.

6.2      BENEFIT OF INSURANCE AND ABATEMENT OF RENT

6.2.1 The benefit of all insurance effected by the Landlord under this Lease or otherwise in respect of the Premises shall belong solely to the Landlord but if the Premises or any part of them shall at any time be destroyed and/or damaged by any of the Insured Risks so as to be unfit for occupation and/or use and/or rendered inaccessible then and in every such case (unless the Landlord's policy of insurance in relation to the Premises shall have been rendered void or voidable or the policy moneys withheld in whole or in part by reason of the act default or omission of the Tenant or any undertenant or any of their respective employees, contractors, licensees or invitees) the rents reserved by this Lease or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the Premises shall have been repaired or reinstated and made fit for occupation and use and all access thereto restored in accordance with clause 5.2 or until the expiration of three years (or such longer period as may be provided for in the policy of insurance for Loss of Rent) from the destruction or damage whichever first occurs.

6.2.2 No account shall be taken of damage in relation to any alteration or improvement to the Premises carried out otherwise than by the Landlord unless such alteration or improvement has in fact been taken into account in effecting both the insurance of the Premises and the insurance in respect of the Loss of Rent.

6.2.3 Any dispute between the Landlord and the Tenant concerning the proportion or duration of the suspension or cesser shall be determined by an arbitrator appointed in default of agreement between the Landlord and the Tenant on the application of either of them by the President of the Royal Institution of Chartered Surveyors and any such reference shall be a submission to arbitration within the Arbitration Act 1996.

6.3      NOTICES

         The provisions of Section 196 Law of Property Act 1925 (as amended) shall apply to the giving and service of all notices and documents under or in connection with this Lease PROVIDED THAT no notice to Tremco Limited under this Lease and no claim made against Tremco Limited under this Lease shall be validly given or served upon Tremco Limited unless given or served upon it at its registered office for the time being or at any other address (within the United Kingdom) notified from time to time by Tremco Limited to the Landlord for that purpose.

7.       RENT REVIEW

7.1      In this clause:

         "ASSUMPTIONS"

                  means the assumptions that:

                  1. the Premises are in good and substantial repair and condition

                  2. the Landlord and the Tenant have complied with all their respective covenants and obligations imposed by this Lease on each of them

                  3. all parts of the Premises are fit and ready for use for the Permitted Use

                  4. that the rent at which the Premises could reasonably be expected to be let is that which would be payable after the expiry of any rent free period or after the receipt of such other rent concession or inducement (in each case for fitting out purposes only) as may be negotiated in the open market between the landlord and a tenant upon a letting of the Premises

                  5. no work has been carried out on the Premises during the Term which has diminished the rental value of the Premises and

                  6. any damage to or destruction of the Premises or any means of access to them has been fully reinstated

         "CURRENT RENT"

                  means the yearly rent reserved by this Lease (disregarding any suspension of rent under any other provision of this Lease) as varied from time to time pursuant to this clause.

         "MATTERS TO BE DISREGARDED"

                  means each of the following matters so far as they may affect rental value:

                  1. the fact that the Tenant has previously been in occupation of the Premises

                  2. any goodwill attaching to the Premises by reason of the carrying on of the business of the Tenant at the Premises and

                  3. any improvement to the Premises carried out during the Term by the Tenant or undertenant other than improvements effected at the expense of the Landlord or pursuant to any obligation to the Landlord whether under the provisions of this Lease or any other deed or document

         "NEW RENT"

                  as at the Review Date means the higher of:

                  1. the Current Rent immediately before the Review Date and

                  2.       the Rental Value as at the Review Date

         "PRESIDENT"

                  means the President for the time being of the Royal Institution of Chartered Surveyors or any other body reasonably specified by the Landlord

         "RENTAL VALUE"

                  as at the Review date means the open market rental value of the Premises at that Date:

                  1.       as agreed by the Landlord and the Tenant or

                  2. as determined by a Valuer pursuant to the provisions of this clause

         "VALUER"

                  means a chartered surveyor who has experience of practice in property of the nature and type of the Premises and who is acquainted with the market in the area in which the Premises are located

7.2      The New Rent shall be payable from and including the Review Date

7.3 The Landlord may give to the Tenant not more than fifteen nor less than six months notice in writing (a "Rent Review Notice") expiring on or after the Review Date requiring the Current Rent payable immediately before the Review Date to be increased as from the Review Date to the Rental Value and any proposal made by the Landlord as to such Rental Value shall be in writing ("a Rent Proposal")

7.4 The Tenant acknowledges that time shall not be of the essence in relation to the giving of any such Notice and the Landlord shall be entitled to require a review of the Current Rent with effect from the Review Date even if the Rent Review Notice expires after or is given after such Review Date

7.5 If the Landlord gives a Rent Proposal and the Tenant has not within twenty eight days (time being of the essence) of it being given disputed the amount proposed in the Rent Proposal by giving a written counter-notice to that effect to the Landlord the amount in the Rent Proposal shall be taken to be agreed by the Landlord and the Tenant and shall be substituted for the Current Rent on the Review Date

7.6 If the Landlord gives a Rent Proposal and the amount specified in it is not taken to be agreed under clause 7.5 but the Landlord and the Tenant do not agree upon the amount of the Rental Value within three months of the Tenant's counter-notice being given or (if earlier) by the date which is three months before the Review Date either the Landlord or the Tenant may require the Rental Value to be determined by a Valuer

7.7 The Landlord may require the Rental Value to be determined by a Valuer even if no Rent Review Notice or Rent Proposal is given

7.8 Where the Rental Value is to be determined by a Valuer and the Landlord and the Tenant do not agree as to his appointment within twenty one days of either of them putting forward a nomination to the other such Valuer shall be appointed at the request of either party by the President

7.9 The Valuer shall act as an expert and not as an arbitrator and his decision (including any decision as to the costs of such determination) shall be final and binding on the parties

7.10 The Valuer shall upon appointment either by the parties or the President be required upon his determination to provide a reasoned award to the Landlord and the Tenant

7.11 Notwithstanding that the Valuer shall act as an expert the Landlord and the Tenant shall each be entitled to make representations and counter-representations to such Valuer a copy of which shall be supplied by the Valuer to the other of them and in making an award as to costs the Valuer shall have regard to the representations and counter-representations made to him

7.12 The Valuer shall determine the Rental Value as the yearly open market rack rental value at which the Premises might reasonably be expected to be let with vacant possession in the open market by a willing lessor to a willing lessee for a term of years equal in length to the balance unexpired of the Term as at the Review Date and on the terms and conditions of a lease which are otherwise the same as this Lease except as to the actual amount of the Current Rent and the date on which the term commences and making the Assumptions but taking no account of the Matters to be Disregarded

7.13 If by the Review Date the New Rent has not been ascertained (whether or not negotiations have commenced) the Tenant shall continue to pay the Current Rent on each day appointed by this Lease for payment of Rent until the New Rent has been ascertained and upon such ascertainment of the New Rent the Tenant will pay to the Landlord as arrears of rent an amount equal to the difference between the New Rent and the Current Rent actually paid for the period since the relevant Review Date together with interest on the difference at 4% below the Prescribed Rate

7.14 In no event shall the yearly rent payable by the Tenant to the Landlord after the relevant Review Date be less than the yearly rent payable by the Tenant to the Landlord immediately before such relevant Review Date

7.15 A memorandum in the form act out in the Fourth Schedule of any increased rent determined pursuant to this clause 7 shall as soon as may be after such determination be prepared in duplicate and signed by or on behalf of the Landlord and Tenant

8.       SURETY

8.1 In consideration of this demise being made at the Surety's request the Surety covenants with the Landlord in the terms set out in the Third Schedule

8.2 Notwithstanding any other provision of this Lease or any other guarantee given to the Landlord by Tremco Limited pursuant to the provisions of this Lease or any Authorised Guarantee Agreement (as permitted by and in accordance with Section 16 of the Act)

8.2.1 The Liability of Tremco Limited under this Lease or under any other guarantee given to the Landlord by Tremco Limited pursuant to or in accordance with the provisions of this Lease shall absolutely cease and determine on the expiry of the period of 4 (four) years from the date of his Lease (in each case with the exception of any written claim made by the Landlord against Tremco Limited before the expiry of the said four (4) year period) but nothing in this sub-clause shall affect the liability of Amazon.Com.Inc. on its covenants contained in the Third Schedule as Amazon.Com.Inc. hereby acknowledges

8.2.2 Notwithstanding the provisions of the Third Schedule no variation in the terms and conditions of this Lease shall increase the liability of Tremco Limited under its terms unless Tremco Limited shall first have agreed to such variation in writing

8.2.3 Tremco's Limited liability under this Lease shall forthwith determine absolutely upon forfeiture of the Lease by the Landlord or upon the Landlord's agreeing to accept a surrender of it

9.       CERTIFICATE

         It is certified that there is no agreement for lease to which this Lease gives effect

IN WITNESS WHEREOF of which this Lease has been executed and is delivered as a deed on the date appearing as the date of this Lease

                                 FIRST SCHEDULE



                    Description of the Building and Fixtures



         The schedule annexed to this Lease headed "The First Schedule"



                                 SECOND SCHEDULE



                                     PART 1



                                   The Rights

The right in common with the Landlord and all other persons now or at any time after the date of this Lease similarly entitled to pass at all times and for all purposes connected with the proper use of the Premises in accordance with this Lease with or without vehicles over the land (if any) shown hatched brown on the Plan

                                     PART 2

                         The Exceptions and Reservations

1. To the Landlord and all others authorised by it the tree and uninterrupted and running of water soil gas electricity and telephone or any other service or supply from the other buildings and land of the Landlord and its tenants adjoining or near the Premises and from the land and premises of others so authorised as aforesaid through the Conducting Media which are now or may hereafter be in through under or over the Premises

2. To the Landlord and all others authorised by it the right at all times to enter the Premises with all necessary equipment for the purposes of:

2.1 laying constructing installing replacing maintaining or ____ Conducting Media now or hereafter in through under or over the Premises or any adjoining property or making connections to any such Conducting Media

2.2      carrying out inspections of or tests to any such Conducting Media

2.3      exercising any of the rights of the Landlord contained in this Lease

3. To the Landlord full right and liberty at any time hereafter or from time to time to execute works and erections upon or to alter or rebuild any of the buildings erected on any neighboring property of the Landlord and to use such property and each part of it in such manner as the Landlord may think fit notwithstanding that the access of light and air to the Premises may thereby be interfered with

4. To the Landlord and all others authorised by it the right to pass with or without vehicles at all times and for all purposes over the land (if any) shown _____ yellow on the Plan



                                 THIRD SCHEDULE

                            Obligations of the Surety

1. If at any time during the period that the Term is vested in the Tenant it shall not pay any of the rents or other sums payable under this Lease or perform and otherwise any of the covenants conditions or other terms of the Lease the Surety shall pay such rents or other sums or observe or perform such covenants conditions or other sums

2. By way of separate and additional liability and notwithstanding that the guarantee in paragraph 1 may be unenforceable or invalid for any reason the Surety Indemnifies the Landlord against all proper and reasonable losses damages costs and expenses suffered or incurred by the Landlord arising out of or in connection with any failure by the Tenant, to pay any of the rents and sums or to perform and observe any of the covenants conditions or other terms referred to in paragraph 1

3.       If:

3.1 the Tenant shall be wound up or (being an individual) become bankrupt and its liquidator or trustee in bankruptcy shall disclaim this Lease or

3.2      the Tenant shall cease to exist or shall die or

3.3      this Lease shall be forfeited

         (the date on which such event occurs being called the "Relevant Date") the Landlord may within three months after the Relevant Date by notice in writing require the Surety to accept a lease of the Premises for a term commencing on the Relevant Date and continuing for the residue then remaining of the Term at the same rents and with the same covenants and conditions as are reserved by and are contained in this Lease and in such case the Surety shall take such lease accordingly and execute a counterpart of it and pay all proper and reasonable costs and duties in relation to it PROVIDED THAT in the event of Tremco Limited (but not any other party being a Surety to this Lease) whether jointly or otherwise being required to accept a lease its liabilities in respect of such lease shall be for the residue of the period four years calculated from the date hereof so that such liability shall cease on the expiry of the period of four years calculated from the date of this Lease AND PROVIDED FURTHER that Tremco Limited (but not any other party being a Surety to this Lease) shall have the right within three months after the Relevant Date to require the Landlord if lawfully permitted to do so to grant to it a lease on the terms aforesaid subject to the first proviso hereto

4.       The Surety undertakes with the Landlord that:

4.1 its obligations to the Landlord are primary obligations and it is jointly and severally liable with the Tenant (both before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfillment of all the Tenant's covenants and obligations

4.2 the Surety shall not claim in any liquidation bankruptcy administration receivership composition or arrangement of the Tenant in competition with the Landlord and that the Surety shall remit to the Landlord the proceeds of all judgments and all distributions which the Surety may receive from any liquidator trustee in bankruptcy administrator administrative receiver receiver or supervisor of the Tenant and shall hold for the benefit of the Landlord all security and rights the Surety may have over assets of the Tenant while any liabilities of the Tenant or the Surety to the Landlord remain outstanding and

4.3 if the Landlord shall not require the Surety to take a new lease of the Premises the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the rent first reserved under this Lease and all other sums that would have been payable under this Lease in respect of the period from and including the Relevant Date until the expiry of six months after such Date or until the Landlord shall have granted a lease of the Premises to a third party (whichever shall first occur) in addition and without prejudice to the Surety's other obligations to the Landlord PROVIDED THAT nothing in this sub-paragraph shall obliged Tremco Limited (but not any other party being a Surety to this Lease to pay any sum where such sum would be referable to a period falling after the expiry of the period of four (4) years calculated from the date of this Lease

5. The Surety waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy of any kind which may be available to the Landlord before proceeding against the Surety

6.       The liabilities of the Surety under this Schedule shall not be affected by:

6.1 the granting of time or any other indulgence or concession to the Tenant or any compromise or compounding of the Landlord's rights

6.2 the Tenant being in liquidation or (as the case may be) declared bankrupt

6.3      any variation in the terms and conditions of this Lease

6.4 any delay in exercising or failure to exercise or other exercise (including re-entry under clause 6.1) of any of the Landlord's rights against the Tenant

6.5 any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant following a breach by the Tenant of its obligations under this Lease

6.6 any legal limitation or any immunity disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant (including the acceptance by the Tenant of this Lease) may be outside or in excess of the powers of the Tenant or

6.7 any other thing (including the expiration or sooner determination of the "Term or any such disclaimer or the death of the Surety (or any of the persons comprising the Surety), or (in relation to one or more of such persons) the discharge of the other person or persons) whereby (but for this provision) the Surety or any of them would be exonerated either wholly or in part from and of the Surety obligations hereunder


                                 FOURTH SCHEDULE

                             Rent Review Memorandum

                                   [Premises]

                           Lease dated [      ] between
                                   [             ]


Pursuant to the above Lease [                                     ] as Landlord
and [                                               ] as Tenant record that the
yearly rent has been increased to the sum of(pound)[                       ]
with effect from [relevant Review Date]


Dated:   [                                  ]

Signed:
         -----------------------------------------------------
                  Landlord/Tenant

                             DATED 28 SEPTEMBER 2000
                             -----------------------


                          SLOUGH TRADING ESTATE LIMITED

                                       AND

                              AMAZON.CO.UK.LIMITED

                                       AND

                              ADVANTAGE UK LIMITED

                                       AND

                                 AMAZON.COM,INC.

                                       AND

                                STURM GROUP INC.
                                       AND
                                  DONALD STURM

                             -----------------------


                               DEED INCORPORATING
                               LICENCE TO ASSIGN,
                              LICENSE TO CHANGE USE
                              AND DEED OF VARIATION

                                   RELATING TO
                          BUILDING 86/88 BESTOBELL ROAD
                         TRADING ESTATE SLOUGH BERKSHIRE

                             -----------------------



                                NABARRO NATHANSON
                                  THE ANCHORAGE
                                34 BRIDGE STREET
                                 READING RG1 2LU

                             REF: JD/TNP/S2884/00610

                               TEL: 0118 950 4700
                                FAX: 01753 512768

                                      DEED

DATE                                                           28 SEPTEMBER 2000


PARTIES

(1) SLOUGH TRADING ESTATE LIMITED (incorporated and registered in England and Wales under company number 1184323) the registered office of which is at 234 Bath Road, Slough SL1 4EE (the Landlord);

(2) AMAZON.CO.UK.LIMITED (incorporated and registered in England and Wales under company number 03223028 the registered office of which is at Patriot Court 1/9 The Grove Slough Berkshire SL1 4SZ (the Tenant);

(3) ADVANTAGE UK LIMITED (incorporated and registered in England and Wales under company number 3902872) the registered office of which is at Lincoln House, 137-143 Hammersmith Road, London, W140QL (the Assignee);

(4) AMAZON.COM,INC. (a company registered in the State of Delaware United States of America) whose principal executive office is at 1516 Second Avenue, Seattle, Washington 98101 (the "Guarantor")

(5) STURM GROUP INC. (a company registered in the State of Wyoming) whose principal place of business is at 3033 East 1st Avenue, Suite 2000, Denver, Colorado 80260 USA and DONALD STURM of 4766 South Fillmore Court, Englewood Colorado 80110 USA (the "Additional Guarantors")

RECITALS

(A) The Landlord is entitled to the reversion immediately expectant on the Term.

(B) The unexpired residue of the Term is vested in the Tenant.

(C) The Lease contains a covenant by the Tenant not to assign the Lease without the written consent of the Landlord.

(D) The Tenant wishes to assign the residue of the Term to the Assignee.

(E) The Lease contains provisions restricting the use of the Premises and the Assignee wishes to use the Premises for a use which is additional to that currently provided for in the Lease.

IT IS AGREED AS FOLLOWS

1.       DEFINITIONS

         In this license the following definitions apply:

         ADDITIONAL GURANTORS

                  the fifth party to this deed;

         ADDITIONAL USE

                  the use of the Premises as a Secure Internet Data Centre and telecommunications centre which use shall be in addition to and not in substitution for the Permitted Use as defined in the Lease;

         ASSIGNEE

                  the third party to this deed;

         ASSIGNMENT

                  the assignment of the Lease by the Tenant to the Assignee;

         DEPOSIT DEED

                  the deposit deed in the form of the agreed draft annexed hereto;

         EXISTING RENT DEPOSIT DEED

                  the rent deposit deed dated 21 July 1988 between the Landlord and the Tenant;

         GUARANTOR

                  the fourth party to this deed;

         LANDLORD

                  the first party to this deed and its successors in title;

         LEASE

                  a lease made between the Landlord (1) the Tenant (then known as Bookpages Limited) (2) and the Guarantor (3) and dated 21st July 1998 and any document supplemental to or varying such lease whether entered into before or after the date of this deed and including this deed (, but not including the Reversionary Lease between the Landlord and its Assignee bearing the same date as the date of this deed).

         PREMISES

                  86/88 Bestobell Road Trading Estate Slough Berkshire as more particularly described in the Lease;

         SECOND RENT DEPOSIT DEED

                  the rent deposit deed in the form of the agreed draft annexed hereto;

         TENANT

                  the second party to this deed;

         TERM

                  the term of years created by the Lease.

2.       INTERPRETATION

2.1 The clause headings are for reference only and do not affect the construction of this deed.

2.2 The words include and including are deemed to be followed by the words without limitation.

2.3 General words introduced by the word other do not have a restrictive meaning by reason of being preceded by words indicating a particular class of acts, things or matters.

2.4 Obligations owed by or to more than one person are owed by or to them jointly and severally.

2.5 A reference to a person includes an individual, a corporation, company, firm, or partnership or government body or agency, whether or not legally capable of holding land.

2.6 A reference to particular legislation is a reference to that legislation as amended, consolidated or re-enacted from time to time and includes all orders, regulations, consents, licences, notices and bye-laws made or granted under such legislation.

2.7 Unless otherwise stated, a reference to a clause is a reference to a clause or sub-clause of this deed.

2.8 The rights of the Landlord under any clause in this deed are without prejudice to the rights of the Landlord under any other clause or under the Lease or any other security.

3.       CONSENT TO THE ASSIGNMENT

3.1      The Landlord consents to the Assignment on the terms of this deed.

3.2 The consent given in clause 3.1 (but not any other part of this licence) will lapse and become void if the Assignment has not been completed within two months from the date of this deed or if the condition in clause 4 is not fulfilled.

3.3 The Tenant will pass to the Assignee any health and safety files and/or operating manuals relating to the Premises.

3.4 It is a condition of the grant by the Landlord of consent to the Assignment that the Assignee enters into the Deposit Deed and delivers it to the Landlord, completed and duly executed by the Assignee no later than the date of completion of the Assignment, and the covenants with the Landlord so to do.

3.5 In accordance with the terms of the Existing Rent Deposit the Landlord will release the amount held by it under the Existing Rent Deposit at completion of the assignment to the Tenant.

3.6 It is a condition to the grant by the Landlord of consent to the assignment that the Tenant enters into the Second Deposit Deed and delivers it to the Landlord completed and duly executed by the Tenant no later than the date of completion of the Assignment and the Tenant covenants with the Landlord so to do provided that it is hereby agreed that the Landlord may transfer the deposit held under the Existing Rent Deposit Deed into the Second Deposit Deed in full satisfaction of the deposit to be held pursuant to the Second Deposit Deed.

4.       AUTHORISED GUARANTEE AGREEMENT

         It is a condition of the grant by the Landlord of consent to the Assignment that the Tenant enters into an authorized guarantee agreement in the form set out in the Schedule 1 to this deed, and delivers it to the Landlord, completed and duly executed by the Tenant no later than the date of completion of the Assignment, and the Tenant covenants with the Landlord so to do.

5.       NOTIFICATION

         The Assignee covenants with the Landlord to give written notice to the Landlord of completion of the Assignment within twenty eight working days of completion of the Assignment, and to provide to the Landlord a certified copy of the completed Assignment, and to pay the Landlord's registration fee of (pound)25 and in addition where the Lease is registered at HM Land Registry to make application to register the Assignment at HM Land Registry.

6.       COSTS

1.1 The Tenant covenants with the Landlord to pay the reasonable and proper costs, fees, charges and expenses of the Landlord relating to this deed (even if this consent lapses) and the authorised guarantee agreement referred to in clause 4 and the Deposit Deed, together with either:

1.1.1 the value added tax chargeable on any taxable supply arising in connection with the grant of this licence (as a result of the landlord having made an election to waive exemption or otherwise) or, in all other cases,

1.1.2 an amount equal to any input value added tax incurred by the Landlord on such costs, fees, charges and expenses and which the Landlord cannot recover.

7.       GENERAL

7.1      This deed is supplemental to the Lease and is a deed.

7.2 Any breach of the terms of this deed will give rise to a right of re-entry under the Lease.

7.3 The Assignee covenants with the Landlord to pay the rents and other sums reserved by the Lease on the due dates through their bankers by direct debit and will complete a mandate accordingly when called upon by the Landlord so to do.

7.4 The Assignee covenants with the Landlord to procure that the Guarantor and Additional Guarantors will enter into any deed or document supplemental to the Lease which is entered into after the date of the Assignment and before the Guarantor or the Additional Guarantors are released by virtue of the Landlord and Tenant (Covenants) Act 1995.

8.       GUARANTEE

8.1      General

8.1.1 The provisions of this clause 8 will take effect immediately upon completion of the Assignment.

8.1.2 Reference in this clause 8 to the Assignee is to the third party to this deed and to the extent permitted by and until such time as such party is released by virtue of the Landlord and Tenant (Covenants) Act 1995, such term shall include its successors in title.

8.2      Guarantee

8.2.1 The Additional Guarantors hereby covenant with the Landlord in the terms set out in the Third Schedule to the Lease save that the provisos contained in paragraphs 3.3 and 4.3 relating to Tremco Limited shall not apply.

9.       CONSENT TO CHANGE OF USE

9.1 Subject to the Assignee first complying with this clause and the Landlord giving its written approval to the consents mentioned below (such approval not to be unreasonably withheld), the Landlord consents to the Assignee and its successors in title using the Premises for the Additional Use.

9.2      The Assignee shall:

9.2.1 obtain and produce to the Landlord all necessary consents of any person or competent authority (including the insurer of the Premises) for the implementation of the Additional Use;

9.2.2 comply with all legislation and consents and with the requirements of the insurer of the Premises relating to the Additional use; and

9.2.3 pay any increased or further premium payable under the insurance policy of the Premises or any neighbouring premises of the Landlord arising out of the use of the Property for the Additional Use.

9.3 The consent to the Additional Use will lapse if the Assignment is not completed within two months from the date of this licence.

9.4 From the date of the Assignment the term Permitted Use under the Lease shall include the term Additional Use.

10.      RENT

         It is hereby agreed between the parties that with effect from 24th June 2000 the Rent reserved by the Lease shall be (pound)390,000 per annum (until varied in accordance with the terms of the Lease) and from such date as aforesaid the Tenant for itself and its successors in title covenant to pay such Rent in accordance with the term applicable thereto contained in this Lease and this deed.

11.      THE GUARANTOR AND THE TENANT'S LIMIT OF LIABILITY

         The Landlord hereby agrees and covenants that the Tenant and the Guarantor shall be released from all and any liability arising under this deed, the Lease or any other supplemental document as at the date of expiry of the Lease save in relation to any outstanding claim or in relation to any antecedant breach by the Tenant of the Lease.

12.      TREMCO

12.1 The Landlord acknowledges that from the date of completion of the assignment Tremco Limited is unconditionally released from its position as guarantor under the Lease and will not be called upon in such capacity in the event of default by the Tenant.

12.2 The Landlord will, at the Tenant's costs, provide written acknowledgement as to such release addressed to Tremco as at the date of completion of the assignment.

13.      RELEASE

13.1 The additional Guarantors shall be released from their covenants and obligations pursuant to the Lease:

13.1.1 Upon an assignment of the Lease (subject to and in accordance with the provisions of Clause 4.21 hereof) provided the assignee being a limited company complies with and achieves the provisions of the Profits Test or is of sufficient financial strength and resources (to be determined by the Landlord acting reasonably) to be able to observe and perform the covenants contained in the Lease;

13.1.2 Upon the Surety providing a substitute surety (which may be another member of the Tenant's group of companies) who enters into the covenants with the Landlord specified in the Third Schedule to the Lease and who in the case of a limited company complies with the provisions of the Profits Test or being a limited company or an individual or individuals is or together are jointly of sufficient financial strength and resources (to be determined by the Landlord acting reasonably) to be able to observe and perform the covenants contained in the Lease in the event of any default by the Tenant; or

13.1.3 Upon the Tenant (here meaning Advantage UK Limited and not its assigns or successors in title) complying with and achieving the provisions of the Profits Test.

13.1.4 Upon there being provided to the Landlord a Rent Indemnity from a creditworthy commercial bank (approved by the Landlord such approval not to be unreasonably withheld or delayed) substantially in the form of the draft document annexed (subject to such amendments only as may be necessary to comply with any changes in the law or commercial practices such changes due to commercial practice being first approved by the Landlord such approval not to be unreasonably withheld or delayed) issued from its offices in London in an amount equal to the lesser of (i) eight years' rent and (ii) the rent remaining under the term of the Lease.

13.1.5 For the purpose of this Clause 8 "Profits Test" shall mean:

             a company being subject to the provisions of clauses 8.2.1 to 8.2.3 (inclusive) hereof which notifies the Landlord in writing (with copies of all relevant audited accounts and other relevant material) that in each of three consecutive accounting period of that company (the third such period ending no earlier than 12 months before such notice) that the company's audited accounts established that its net profit after tax for each such accounting period constituted a sum which is at least three times the amount of annual rent payable under the Lease as at the date of the company's notice and the Landlord having confirmed in writing unto the Tenant and the said company that it is satisfied that the notice accounts and material referred to establish the circumstances referred to and in this respect the Landlord shall not unreasonably withhold or delay such written confirmation.

13.1.6 Upon the Landlord giving such written confirmation the parties shall enter into a deed in such form as the Landlord may reasonably require prepared by or on behalf of the Landlord at the cost of the Tenant to record the relevant facts and until such time as such deed is completed the obligation of the Surety shall remain in full force and effect.

13.2 The provision of this Clause 13 shall not in anyway act or be interpreted so as to limit or reduce the provisions or effect of Clause 4.21 of the Lease.

14.      SECOND RENT DEPOSIT

         The Second Rent Deposit shall be returned to the Tenant in accordance with the provisions of Clause 8 of the Second Rent Deposit Deed.

IN WITNESS of which this licence has been duly executed and is delivered on the date written at the beginning of this deed.

                                  THE SCHEDULE

     Form of authorised guarantee agreement to be entered into by the Tenant




                         AUTHORISED GUARANTEE AGREEMENT

DATE

PARTIES

(1) AMAZON.CO.UK.LIMITED (incorporated and registered in England and Wales under company number 251311) (the Guarantor);

(2) SLOUGH TRADING ESTATE LIMITED (incorporated and registered in England and Wales under company number 1184323), the registered office of which is at 234 Bath Road, Slough Berkshire SL1 4EE (the Landlord);

(3) AMAZON.COM,INC. a company registered in the State of Delaware, United States of America, whose principal executive office is at 1516 Second Avenue, Seattle, Washington 98101 (the "Existing Guarantor")

RECITALS

(A) By the Lease the Premises were let to the Guarantor (then known as Bookpages Limited) for a term of years from and including 21 July 1998 and expiring at midnight on 20 November 2008.

(B) The reversion immediately expectant on the term created by the Lease remains vested in the Landlord and the residue of the term remains vested in the Guarantor.

(C) The Lease contains a covenant against assignment without the consent of the Landlord.

(D) The Landlord has given its consent to an assignment to the Assignee, subject to a condition that the Guarantor enters into an agreement guaranteeing the performance of the tenant covenants by the Assignee in the form of this deed.

(E)      This deed is entered into by the Guarantor pursuant to that condition.

(F) The Existing Guarantor has agreed to enter into this deed to indemnify the Landlord against any breaches by the Guarantor of its obligations herein contained.

IT IS AGREED AS FOLLOWS

1.       DEFINITIONS

         In this deed the following definitions apply:

         ASSIGNEE

                  Advantage UK Limited (incorporated and registered in England and Wales under company number 3902872), the registered office of which is at Lincoln house 137-143 Hammersmith Road London W14 OQL;

         EXISTING GUARANTOR

                  the third party to this deed;

         GUARANTOR

                  the first party to this deed and its successors in title;

         LANDLORD

                  the second party to this deed and its successors in title;

         LEASE
                  a lease made between the Landlord (1) the Guarantor (2) and Amazon.Com,Inc. and Tremco Limited (3) and dated 21 July 1998 and any document varying or supplemental to such lease whether entered into before or after the date of this deed.

         PREMISES

                  86/88 Bestobell Road Trading Estate Slough Berkshire, as more particularly described in the Lease.

2.       INTERPRETATION

2.1 The table of contents and clause headings are for reference only and do not affect the construction of this deed.

2.2 The words include and including are deemed to be followed by the words without limitation.

2.3 General words introduced by the word other do not have a restrictive meaning by reason of being preceded by words indicating a particular class of acts, things or matters.

2.4 Obligations owed by or to more than one person are owed by or to them jointly and severally.

2.5 References to a person includes an individual, a corporation, company, firm or partnership or government body or agency, whether or not legally capable of holding land.

2.6 References to the Act are to the Landlord and Tenant (Covenants) Act 1995 and any regulations and orders made under it and as it is amended or consolidated from time to time.

2.7 Unless otherwise stated, a reference to a clause is a reference to a clause or sub-clause of this deed.

2.8 Where a sum is expressed to be payable on demand, it will become payable, unless otherwise specified, 10 working days after the demand has been made.

2.9 The expression tenant covenants is to be construed consistently with the Act but shall not include any tenant covenant expressed to be personal to the Tenant or its predecessors in title.

3.       GUARANTEE

3.1 The Guarantor irrevocably and unconditionally guarantees to the Landlord that the Assignee will duly and punctually perform and comply with all the tenant covenants of the Lease until the Assignee is released from those covenants by virtue of the Act.

3.2 The Guarantor agrees that if the Assignee, in respect of any time before it is released by virtue of the Act, fails duly and punctually to perform and comply with any of the tenant covenants in the Lease, it shall, on demand, perform or comply with such covenant.

4.       PRINCIPAL DEBTOR

         As a separate and independent obligation under this deed the Guarantor agrees that if any sum or obligation expressed to be guaranteed under this deed is not recoverable from or enforceable against the Guarantor or any sum expressed to be due under obligations is not recoverable from the Guarantor on the basis of a guarantee (for whatever reason), the Guarantor shall be liable as sole or principal debtor in respect of such sum or obligation which shall be paid, performed or complied with by the Guarantor on demand.

5.       GUARANTOR TO TAKE A NEW LEASE

5.1 The Guarantor agrees that if a liquidator or trustee in bankruptcy of the Assignee disclaims the Lease, or the obligations of the Assignee under it, or if the Lease becomes bona vacantia and is disclaimed, it will, if required by the Landlord within 6 months of the Landlord having received notice of the disclaimer, take a new lease of the Premises from the Landlord.

5.2      The new lease shall:

5.2.1 be for a term commencing on the date of the disclaimer and be equal to the unexpired residue of the term of years granted by the Lease (and for the avoidance of doubt shall not extend to any period of extension that may have been granted pursuant to any reversionary Lease) (or the residue which would be unexpired but for the disclaimer) as at the date of the disclaimer;

5.2.2 reserve a rent equal to the rent reserved under the Lease immediately before the disclaimer, and otherwise be on the same terms as the Lease, but with no provision for a rent free period (if any was granted under the Lease), and

5.2.3    take effect from the date of the disclaimer.

5.3 The new lease will take effect subject to the Lease, and if and to the extent that it is still subsisting, and subject to any underlease or other interest created or permitted by the Assignee or its predecessors in title.

5.4 The Guarantor shall pay the Landlord's reasonable and proper costs in connection with the grant of the new lease and shall execute, deliver and pay the stamp duty on a counterpart of it to the Landlord.

6.       SUPPLEMENTARY PROVISIONS

6.1      No discharge of the Guarantor

         Without prejudice to subsection 18(3) of the Act, the Guarantor's liability under this deed will remain in full force and effect and will not be released or discharged nor will the rights of the Landlord be prejudiced or affected by the following:

6.1.1 any time, indulgence or concession granted by the Landlord to the Assignee or to any other person who is liable;

6.1.2 the Landlord dealing with, exchanging, varying or failing to perfect or enforce any of its rights or remedies against the Assignee or any other person who is liable;

6.1.3 the existence of or dealing with, varying or failing to perfect or enforce any other rights or security which the Landlord may have or acquire against the Assignee or any other person who is liable in respect of the Assignee's obligations under the Lease;

6.1.4 any variation of, addition to or reduction from the terms of the Lease, whether or not the same is substantial or is prejudicial to the Guarantor or confers only a personal right or obligation;

6.1.5 any non-acceptance of the rent or other sums due from the Assignee under the Lease, in circumstances where the Landlord has reason to suspect a breach of the Assignee's obligations under the Lease;

6.1.6 the occurrence of any of the events set out in clause 6.1 (Forfeiture) of the Lease;

6.1.7 a surrender of part of the Premises, except that the Guarantor will have no liability in relation to the surrendered part in respect of any period after the date of the surrender;

6.1.8 any incapacity or change in the constitution, status or name of the Assignee or the Landlord;

6.1.9 any amalgamation, merger or reconstruction by the Landlord with any other person or the acquisition of the whole or any part of its assets or undertaking by any other person;

6.1.10 any voluntary arrangement entered into by the Assignee or any other person who is liable with all or any of its creditors (whether or not such arrangement binds or is expressed to bind the Landlord); or

6.1.11 any other act or thing by virtue of which, but for this provision, the Guarantor would have been released or discharged from its obligations under this deed, or the rights of the Landlord would have been prejudiced or affected, other than a release by deed, entered into by the Landlord, in accordance with the terms of such deed.

         and the parties acknowledge that each of the matters listed above is separate and independent and is not to be interpreted in the light of any other.

6.2      Waiver of rights by the Guarantor

6.2.1 Until all the liabilities expressed to be guaranteed by the Guarantor under this deed have been paid, discharged or satisfied irrevocably and in full, the Guarantor agrees not, without the consent of the Landlord, to:

         (a) exercise any of its rights in respect of the liabilities expressed to be guaranteed under this deed against the Assignee or any other person who is liable;

         (b) demand or accept repayment in whole or in part of any indebtedness due to the Guarantor from the Assignee or any other person who is liable, on demand or accept any other security in respect of such indebtedness or in respect of the obligations of the Guarantor under this deed and any security received by the Guarantor in breach of the above or any such security held by the Guarantor at the date of this deed shall be held by the Guarantor on trust for the Landlord and delivered to the Landlord on demand;

         (c) claim any legal or equitable set-off or counterclaim against the Assignee or any other person who is liable; or

         (d) claim or prove in competition with the Landlord in the liquidation or bankruptcy or in any administration or receivership of the Assignee or any other person who is liable, or have the benefit of or share in any payment or distribution from or composition or arrangement with the Assignee or any other person who is liable and any money or other property received by the Guarantor in breach of this shall be held by the Guarantor on trust for the Landlord and delivered to the Landlord on demand.

6.2.2 The obligations of the Guarantor under this deed may be enforced by the Landlord against the Guarantor:

         (a) at its discretion and without first enforcing or seeking to enforce its rights against the Assignee or any other person who is liable or under any other security or resorting to any other means of payment; and

         (b) as primary obligations and not merely as obligations of a surety.

6.3      Payments in gross

         All dividends, compositions and moneys received by the Landlord from the Assignee or any other person which are capable of being applied by the Landlord in satisfaction of the liabilities expressed to be guaranteed under this deed, will be regarded for all purposes as payments in gross, and will not prejudice the right of the Landlord to recover from the Guarantor the ultimate balance which, after receipt of such dividends, compositions and moneys, may remain owing or expressed to be owing to the Landlord.

6.4      Guarantor to enter into supplemental documents

         As and when called upon to do so by either the Landlord or the Assignee, the Guarantor shall enter into any document supplemental to the Lease (by deed if required) for the purpose of consenting to the Assignee entering into such supplemental document and confirming that, subject only to subsection 18(3) of the Act, all the obligations of the Guarantor will remain in full force and effect in respect of the Lease.

6.5      Guarantor to reimburse costs of enforcement

         The Guarantor agrees to pay to the Landlord on demand, all reasonable and proper legal and other costs and charges which may be payable by the Landlord in relation to the enforcement of the Guarantor's obligations in this deed.

6.6      Interest

         The Guarantor agrees to pay interest on each amount demanded of it under this deed, at the rate of interest payable under the Lease until payment (both before and after any judgement), except that where the sum demanded from the Guarantor includes interest due from the Assignee at that rate and the whole amount of the sum demanded is paid by the Guarantor immediately on demand, the Guarantor will not be liable to pay further interest on that sum.

6.7      Notices

         Any notices given in connection with this deed must be in writing and will be validly served if sent by first class post, or registered post or by recorded delivery and addressed to the Landlord or the Guarantor at its address given in this deed or, in the case of the Landlord, at such other address as the Landlord has notified to the Guarantor in writing. A notice sent by post from within the UK and correctly addressed and properly stamped will be conclusively treated as having been delivered two working days after posting.

6.8      Other security held by the Landlord

         This guarantee is in addition to any other guarantee or security or any other right or remedy held by or available to the Landlord from time to time.

7.       INDEMNITY

         The Existing Guarantor hereby:

7.1 irrevocably and unconditionally guarantees to the Landlord the observance and performance of the obligations on the part of the Guarantor pursuant to this Agreement and

7.2 covenants with the Landlord to indemnify the Landlord against all losses damages costs expenses claims proceedings incurred by or made against the Landlord arising out of any breach by the Guarantor of any of its obligations arising by virtue of this deed.

8.       SCOPE OF THIS DEED

8.1 The provisions of this deed will have effect from completion of the assignment of the Lease to the Assignee.

8.2 The intention of the parties to this deed is that it should be an authorised guarantee agreement within the meaning of the Act.

8.3 If any provision, or any part of a provision, of this deed has the effect of causing this deed not to be an authorised guarantee agreement within the meaning of the Act to any extent, that provision or part is to be treated as having been modified (or if necessary omitted from this deed) to the extent needed to avoid that effect.

8.4 Each of the provisions of this deed is separate and severable from the others, and if at any time one or more of the provisions is or becomes illegal, invalid or unenforceable (whether wholly or to any extent), the legality, validity or enforceability of the remaining provisions (or the same provision to any other extent) will not be affected or impaired.

8.5 The rights of the Landlord under any clause are without prejudice to the rights of the Landlord under any other clause or under the Lease or any other guarantee or security held by or available to the Landlord.

8.6 The obligations of the Guarantor under any clause are without prejudice to its obligations under any other clause or to the rights of the Landlord under any other clause or the Lease or any other guarantee or security held by or available to the Landlord.

8.7 The rights of the Landlord under this deed shall subsist for the benefit of the successors in title of the Landlord under the Lease without the need for any express assignment of the benefit of them.

IN WITNESS of which this deed has been duly executed and is delivered on the date written at the beginning of this deed.